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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

To the Board of Directors and Shareholders of Network Appliance, Inc.

     We consent to the incorporation by reference in Registration Statement Nos. 33-99638 and 333-25277 on Form S-8 and Registration No. 333-26163 on Form S-3 of our report dated May 5, 1997, appearing in this Annual Report on Form 10-K of Network Appliance, Inc. for the year ended April 30, 1997.

/s/ DELOITTE & TOUCHE LLP

San Jose, California
July 21, 1997